UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (Date of Earliest Event) March 22, 2007

                                KOPIN CORPORATION
                                -----------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   000-19882                  04-2833935
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

        200 John Hancock Road, Taunton, MA                         02780
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     (Address of Principal Executive Offices)                    (Zip Code)

        Registrant's telephone number, including area code (508) 824-6696
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

Item 7.01. Regulation FD Disclosure.

     Kopin Corporation issued a press release on March 22, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced that it has received an Additional Staff Determination letter from The Nasdaq Stock Market indicating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because it did not timely file its Annual Report on Form 10-K for the year ended December 31, 2006. The Nasdaq letter also indicated that the company's failure to timely file this report serves as an additional basis for delisting the company's common stock.

Item 9.01. Financial Statements and Exhibits.

      (d)  Exhibits.

      99.1 Kopin Corporation Press Release, dated March 22, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KOPIN CORPORATION


Dated: March 22, 2007                  By: /s/ Richard A. Sneider
                                           -------------------------------------
                                           Richard A. Sneider
                                           Treasurer and Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)